UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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                                 HARBOR FUNDS

(Name of Registrant as Specified in its Charter)

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July [xx], 2017

Dear Fellow Harbor Funds Shareholder,

Harbor Funds will hold a Special Meeting of Shareholders on September 22, 2017 at its offices in Chicago, Illinois. The enclosed proxy statement explains the two proposals that the Harbor Funds Board of Trustees is requesting that shareholders approve at the meeting: (1) the election of six Trustees – Scott M. Amero, Joseph L. Dowling III, Robert A. Kasdin, Charles F. McCain, Kathryn L. Quirk and Ann M. Spruill – to the Board; and (2) the approval of amendments to the Funds’ fundamental investment restrictions pertaining to borrowing and lending to permit the Funds to borrow from and lend to other Funds within the Harbor Funds family, subject to the Funds obtaining and complying with certain exemptive relief.

Five of the six nominees are independent of Harbor Capital Advisors, Inc., the investment adviser to Harbor Funds. If elected, Mr. McCain would serve as an “interested” Trustee by virtue of his role with Harbor Capital Advisors, Inc. Three of the six nominees, Mr. Amero, Mr. Kasdin and Ms. Spruill, were appointed to the Board in 2014 and currently serve as Trustees but have not been elected by shareholders. A limited number of appointments to the Board are permitted without a shareholder vote in order to minimize the expense associated with soliciting proxies from shareholders for a Harbor Funds-wide shareholder meeting. The remaining three nominees do not currently serve on the Board, although Mr. Dowling currently serves as an Advisory Board Member. The Board recommends the election of each of the six nominees. These nominations are an important part of a plan undertaken by the Board to add trustees periodically in order to broaden the skills represented on the Board and to plan for retirements expected to occur pursuant to the Board’s retirement policy.

The proposed changes to the Funds’ borrowing and lending restrictions would allow the Funds to temporarily lend to and borrow money from other Harbor Funds, subject to the Funds obtaining and complying with certain exemptive relief from the U.S. Securities and Exchange Commission. Borrowing from another fund rather than a bank can allow the borrowing fund to borrow money at a lower interest rate and allow the lending fund to earn money on available cash at a higher rate than it might receive from other short-term instruments. The proposed changes would also serve to modernize the Funds’ investment restrictions with respect to borrowing and lending and increase the uniformity of the restrictions across the Funds.

Thank you for your investment in Harbor Funds. I encourage you to exercise your rights in governing Harbor Funds by voting on the proposals. The Independent Trustees of Harbor Funds and I recommend that you vote FOR each proposal contained in the proxy statement. Your vote is important. Whether or not you attend the meeting, it is important that your shares be represented. Your immediate response will help reduce the need for Harbor Funds to conduct additional proxy solicitations at additional costs. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

Sincerely,

David G. Van Hooser

Chairman of the Board of Trustees

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.

The Harbor Funds are holding a Special Meeting of Shareholders on September 22, 2017 (the “Meeting”) to vote on proposals: (1) to elect or approve the election of six Trustees to the Harbor Funds Board of Trustees; and (2) to approve amendments to the Funds’ fundamental investment restrictions that would permit the Funds to borrow from and lend to other Funds within the Harbor Funds family, subject to the Funds obtaining certain exemptive relief from the U.S. Securities and Exchange Commission (“SEC”).

Q.	What am I being asked to vote “FOR” in the proxy statement?

A.	You are being asked to:
1.	Elect six Trustees to the Board of Trustees of Harbor Funds;
2.	Amend each Harbor fund’s (each a “Fund” and, collectively, the “Funds”) fundamental investment restrictions with respect to borrowing;
3.	Amend each Fund’s fundamental investment restrictions with respect to lending; and
4.	Transact any other business as may properly come before the Meeting.

Q.	Why am I being asked to elect Trustees to the Board at this time?

A.

To both manage the retirements triggered by the Board’s retirement policy and to broaden the skill sets of the members of the Board, the Board has periodically undertaken a search for new candidates to add to the Board. Mr. Amero, Mr. Kasdin and Ms. Spruill were appointed by the Board in 2014 in connection with the retirement of two long-standing Trustees. An additional Independent Trustee retired at the end of 2016 in accordance with the Board’s retirement policy. The Independent Trustees have identified and nominated Mr. Dowling and Ms. Quirk as new Independent Trustees, both of whom the Board believes would enhance the depth and breadth of the Board. In addition, David G. Van Hooser, the Chairman of the Board and an “interested” Trustee by virtue of his role as Chief Executive Officer of Harbor Capital Advisors, Inc. (“Harbor Capital Advisors” or the “Adviser”), the adviser to the Funds, expects to retire from the Board and from his role as Chief Executive Officer of the Adviser later in 2017. The Independent Trustees have nominated Mr. McCain for election as a trustee. If elected to the Board, it is expected that Mr. McCain would also replace Mr. Van Hooser as Chief Executive Officer of the Adviser upon his retirement from that role later in 2017. The Board believes Mr. McCain would provide continuity as the sole representative of Harbor Capital Advisors following the expected retirement of Mr. Van Hooser as a result of Mr. McCain having served as a senior officer and member of the Executive Team of the Adviser since 2004. Because the Board is not able to appoint any more new Trustees without a shareholder vote, shareholders are being asked to elect the new candidates and, at the same time, elect those incumbent Trustees who had previously been appointed by the Board.

Q.	What is the background of the nominees to the Board of Trustees?

A.

Each of the nominees has extensive business experience. A detailed description of their prior experience is included in this proxy statement. Three of the six nominees, Scott M. Amero, Robert A. Kasdin and Ann M. Spruill, currently serve as Trustees, having been appointed by the Board in 2014. The remaining three nominees, Joseph L. Dowling III, Charles F. McCain and Kathryn L. Quirk, would be new additions to the Board. Mr. Dowling currently serves as an Advisory Board Member.

Q.	Will a majority of the Trustees be independent of Harbor Capital Advisors?

A.	Yes. Five of the six nominees are independent of the Adviser, and if all of the nominees are elected, eight of the ten Trustees would be independent of the Adviser. Upon the expected retirement of Mr.

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Van Hooser later in 2017, eight of the nine Trustees would then be independent of the Adviser, with Mr. McCain then serving as the sole “interested” Trustee on the Board.

Q.	What are fundamental investment restrictions?

A.

The Funds are required to have certain investment restrictions which are designated “fundamental.” Fundamental investment restrictions cannot be changed without shareholder approval. The fundamental investment restrictions cover a variety of topics, including the borrowing of money and the making of loans.

Q.	Why am I being asked to approve changes to the Funds’ fundamental investment restrictions?

A.

Most of the Funds’ fundamental investment restrictions regarding borrowing and lending do not permit one Fund to borrow from or lend to another Fund (referred to as “interfund lending”). At the time when many of the Funds commenced operations, interfund lending was neither common nor contemplated by fund families. Over approximately the last ten years, more than 35 mutual fund families have obtained exemptive relief from the SEC to permit them to establish interfund lending programs. The Adviser and the Board are seeking shareholder approval to update each Fund’s fundamental investment restrictions regarding borrowing and lending to make them generally consistent across the Funds, to permit interfund lending and to provide flexibility as permitted by law and any applicable exemptive relief to conduct such activity.

Q.	What is interfund lending?

A.

If permitted by their fundamental investment restrictions and in a manner consistent with exemptive relief obtained from the SEC, mutual funds may lend to and borrow money from each other. The Funds have requested but not yet received permission from the SEC to participate in interfund lending. The SEC has previously granted many exemptions similar to that requested by the Funds. The Funds are already permitted to borrow and lend under certain other circumstances, such as borrowing from banks, borrowing and lending through repurchase and reverse repurchase agreements and lending portfolio securities. The proposed changes to the investment restrictions regarding borrowing and lending are intended to also permit borrowing from and lending to other mutual funds within the Harbor Funds family. The interfund lending undertaken by the Funds, if the proposal is approved and the SEC’s permission is granted, would continue to be bound by the securities laws and the exemptive relief and be undertaken only if, and in such manner as, the Board determines to be in the best interest of the Funds’ shareholders.

Q.	What are the benefits of interfund lending?

A.

Mutual funds are required to allow investors to redeem their investments on a daily basis, which means they need to maintain enough cash to meet those redemption requests. It can be challenging for funds to predict exactly how much cash will be needed on a particular day to meet investor redemption requests because investors do not normally provide advance notice to the fund of their intention to redeem. While the fund will endeavor to maintain sufficient cash levels to meet historical redemption needs, holding excess cash can lower a fund’s returns in favorable markets because that cash is not invested in portfolio securities that participate in market returns. Interfund lending can provide a benefit to both the borrower and the lender in a transaction. The borrowing fund can obtain funding from another mutual fund at a lower interest rate than it would receive from a bank. The lending fund can earn money from its available cash at a higher rate than it would from other short-term instruments. Both funds can also save on transaction costs by borrowing from and lending to other funds within the same family.

Q.	Will allowing interfund lending result in changes to the Funds’ investment approaches?

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A.	No. Neither the Board nor the Adviser anticipates any change in the management of the Funds or in the Funds’ investment strategies as a result of interfund lending.

Q.	How does the Board recommend that I vote with respect to each of the proposals?

A.	The Board unanimously recommends that shareholders vote “FOR” each of the proposals.

Q.	I have only a few shares — does my vote matter?

A.

Yes. Your vote is important. If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Funds would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes. This will result in additional costs incurred by the Funds.

Q.	What’s the deadline for submitting my vote?

A.

We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on the proposals. Unless you attend the Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by Harbor Funds prior to 10:00 a.m. Central Time on September 22, 2017.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Harbor fund on the “record date,” which was June 30, 2017 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

•	Through the Internet. Please follow the instructions on your proxy card.
•	By telephone, with a toll-free call to the phone number indicated on the proxy card.
•	By mailing in your proxy card.
•	In person at the Meeting in Chicago, Illinois on September 22, 2017.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How do I sign the proxy card?

A.

You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

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HARBOR FUNDS

Harbor Capital Appreciation Fund

Harbor Strategic Growth Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Cap Growth Opportunities Fund

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor Small Cap Value Fund

Harbor International Fund

Harbor Diversified International All Cap Fund

Harbor International Growth Fund

Harbor International Small Cap Fund

Harbor Global Leaders Fund

Harbor Emerging Markets Equity Fund

Harbor Commodity Real Return Strategy Fund

Harbor Convertible Securities Fund

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Money Market Fund

Harbor Target Retirement Income Fund

Harbor Target Retirement 2015 Fund

Harbor Target Retirement 2020 Fund

Harbor Target Retirement 2025 Fund

Harbor Target Retirement 2030 Fund

Harbor Target Retirement 2035 Fund

Harbor Target Retirement 2040 Fund

Harbor Target Retirement 2045 Fund

Harbor Target Retirement 2050 Fund

Harbor Target Retirement 2055 Fund

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held September 22, 2017

Harbor Funds will host a Special Meeting of Shareholders on Friday, September 22, 2017 at its offices at 111 South Wacker Drive, Chicago, Illinois 60606, at 10:00 a.m. Central Time (the “Meeting”). This Meeting is being held so that shareholders can consider the following:

1.	A proposal to elect the following six nominees to the Board of Trustees of Harbor Funds:

•    Scott M. Amero

•    Joseph L. Dowling III

•    Robert A. Kasdin

•    Charles F. McCain

•    Kathryn L. Quirk

•    Ann M. Spruill;

2A.	A proposal to amend the Funds’ fundamental investment restrictions with respect to borrowing;

2B.	A proposal to amend the Funds’ fundamental investment restrictions with respect to lending; and

3.	Any other business that may properly come before the Meeting.

At Board meetings held on November 6-7, 2016 and May 7-8, 2017, the Trustees unanimously approved and recommended that you vote “FOR” each of the proposals.

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Shareholders of record on the record date, June 30, 2017, are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about July [xx], 2017 to such shareholders of record.

Erik D. Ojala, Secretary

July [xx], 2017

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your enclosed proxy card or voting instruction card. Please help your Fund avoid the expense of a follow-up mailing by voting today.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2017

The Proxy Materials are available at https://www.proxyonline.com/docs/HarborFunds2017.pdf.

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HARBOR FUNDS

Harbor Capital Appreciation Fund

Harbor Strategic Growth Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Cap Growth Opportunities Fund

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor Small Cap Value Fund

Harbor International Fund

Harbor Diversified International All Cap Fund

Harbor International Small Cap Fund

Harbor International Growth Fund

Harbor Global Leaders Fund

Harbor Emerging Markets Equity Fund

Harbor Commodity Real Return Strategy Fund

Harbor Convertible Securities Fund

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Money Market Fund

Harbor Target Retirement Income Fund

Harbor Target Retirement 2015 Fund

Harbor Target Retirement 2020 Fund

Harbor Target Retirement 2025 Fund

Harbor Target Retirement 2030 Fund

Harbor Target Retirement 2035 Fund

Harbor Target Retirement 2040 Fund

Harbor Target Retirement 2045 Fund

Harbor Target Retirement 2050 Fund

Harbor Target Retirement 2055 Fund

PROXY STATEMENT

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 22, 2017

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Harbor Funds. You are being asked to vote on two proposals. The following table identifies the proposals set forth in the proxy statement and indicates which Harbor funds (each a “Fund” and, collectively, the “Funds”) are affected by the proposal and whether such Funds vote separately or together on such proposal.

Proposal Number	Proposal Description	Funds
1	Election of six Trustees to the Board of Trustees of Harbor Funds.	All Funds (voting together).
2-A	Amendment of each Fund’s fundamental investment restriction regarding borrowing.	All Funds (voting separately).
2-B	Amendment of each Fund’s fundamental investment restriction regarding lending.	All Funds (voting separately).
3	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	As applicable.

This proxy statement is divided into four parts:

Part I	Provides details on the proposal to elect six Trustees (see page 3)
Part II	Provides details on the proposal to amend the Funds’ fundamental investment restrictions (see page 15)
Part III	Provides information about ownership of shares of each Fund (see page 20)
Part IV	Provides information on proxy voting and the operation of the Meeting (see page 22)

For purposes of this proxy statement, Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor

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Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund may be referred to collectively as the “Target Retirement Funds.”

Please read the proxy statement before voting on the proposals. Please call us toll-free at 800-422-1050 or e-mail us at proxyrequests@harborfunds.com if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, proxy statement and proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about July [xx], 2017.

Annual and Semi-Annual Reports. Each Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may read, print, or request mail delivery of a copy through our website at harborfunds.com. You may also request a report by calling us toll-free at 800-422-1050, by e-mailing us at funddocuments@harborfunds.com, or by writing to us at Harbor Funds, P.O. Box 804660, Chicago, Illinois 60680-4108.

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PART I

PROPOSAL 1

Election of Six Trustees to the Board of Trustees

(all Funds voting together)

Who are the nominees to the Board of Trustees of Harbor Funds?

Shareholders of Harbor Funds are being asked to consider the election of six nominees to the Board of Trustees of Harbor Funds.    Five of the six nominees are independent of Harbor Capital Advisors, Inc. (“Harbor Capital Advisors” or the “Adviser”), the investment adviser to Harbor Funds. Mr. McCain would serve as an “interested” Trustee by virtue of his role with Harbor Capital Advisors. Three of the nominees, Scott M. Amero, Robert A. Kasdin and Ann M. Spruill, currently serve on the Board of Trustees. Each was appointed to the Board of Trustees in 2014. Joseph L. Dowling III, Charles F. McCain and Kathryn L. Quirk are new candidates for election to the Board, although Mr. Dowling currently serves as an Advisory Board Member. Because Messrs. Amero and Kasdin and Ms. Spruill are the only Trustees on the Board who have not been elected by shareholders, they are being nominated to stand for election at this Meeting together with Messrs. Dowling and McCain and Ms. Quirk, as this is the first meeting of shareholders since Messrs. Amero’s and Kasdin’s and Ms. Spruill’s appointments to the Board.

Name (Age) Position(s) with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee Or To Be Overseen By Nominee**	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT NOMINEES
Scott M. Amero (53) Trustee since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	30	None
Joseph L. Dowling III (53) Trustee Nominee Advisory Board Member since 2016	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	30	Director of Integrated Electrical Services (2011-Present)
Robert A. Kasdin (59) Trustee since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	30	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present)
Kathryn L. Quirk (64) Nominee	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and	30	None

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Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).

Ann M. Spruill (63) Trustee since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	30	None
INTERESTED NOMINEE
Charles F. McCain (47)* Nominee	President and Chief Operating Officer (2017-Present), Director (2007-Present), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Director, Chief Compliance Officer and Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.	30	None

* Mr. McCain is an “interested person” of Harbor Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “Investment Company Act”) due to his affiliation with the Adviser and Harbor Funds Distributors, Inc. (the “Distributor”).

** As of June 30, 2017.

Each nominee has consented to serving as a Trustee for Harbor Funds if elected by shareholders. The mailing address for each of Harbor Funds’ Trustees and officers is 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606. Each nominee is expected to have responsibility, with his or her fellow Trustees, for each series of Harbor Funds.

Why are Fund shareholders being asked to elect six Trustees at this time?

The Board of Trustees is currently comprised of seven members. The Board adopted a retirement policy in 1999 which requires each Trustee (as defined below) to retire from the Board at the end of the year in which the Trustee turns 75. Mr. Rodger F. Smith, who served as a Trustee from 1987-2016, turned 75 in 2016 and retired from the Board at the end of that year. Two of the other Independent Trustees, Mr. Raymond J. Ball and Randall A. Hack, who have served on the Board since 2006 and 2010, respectively, will reach the retirement age in three and five years, respectively.

The Board believes it is very important to add well qualified persons to the Board and plan ahead for expected retirements by adding Trustees to the Board from time to time. The Board has considered it important to add two new Independent Trustees (Mr. Dowling and Ms. Quirk) in 2017 to ensure that there is sufficient overlap in tenure among new and existing Trustees so that the new members can benefit from the experiences and perspectives gained by the existing Independent Trustees from their many years of service on the Board of Trustees of Harbor Funds.

In addition, Mr. David G. Van Hooser, the Chairman of the Board and an “interested” Trustee by virtue of his role with Harbor Capital Advisors, is expected to retire from the Board and step down from his role as Chief Executive Officer of the Adviser later in 2017. The Board has nominated Mr. Charles F. McCain to serve as a Trustee following Mr. Van Hooser’s expected retirement. Mr. McCain has served as a senior officer and member of the Executive Team of the Adviser for more than 13 years, and the Board believes that he is well qualified to

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serve as a Trustee and that his tenure and experience with the Adviser will ensure continuity following Mr. Van Hooser’s expected retirement.

The Investment Company Act permits a mutual fund board to appoint new trustees provided that immediately after those trustees are appointed, at least two-thirds of the trustees would have been elected by shareholders. Four of the seven existing Trustees have been elected by shareholders. As a result, the Board cannot appoint another Trustee at this time because after such an appointment only four of the eight members would have been elected by shareholders and, thus, less than the two-thirds requirement.

Although they already serve on the Board, having Messrs. Amero and Kasdin and Ms. Spruill be elected by shareholders is important because it will give the Board additional flexibility in the future to appoint a limited number of additional new Trustees if necessary without incurring the costs of holding expensive shareholder meetings to elect each new Trustee.

How many of the nominees would be Independent Trustees if elected?

Five of the six nominees would be Independent Trustees if elected by shareholders. Independent Trustees have no affiliation with Harbor Capital Advisors or Harbor Funds, other than their service as Trustees and other than their ownership of shares of certain Funds as fellow shareholders. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of each Fund’s shareholders.

Mr. Charles F. McCain is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act as a result of his affiliation with the Adviser and the Distributor.

If all of the nominees are elected to the Board, eight of the ten Trustees (80%) would be independent. Only Mr. David G. Van Hooser, who currently also serves as Chief Executive Officer of Harbor Capital Advisors, and Mr. Charles F. McCain would not be Independent Trustees. Following Mr. Van Hooser’s expected retirement later in 2017, eight of the nine Trustees (89%) would be independent.

What are the qualifications of the Nominees?

The following is a description of each nominee’s specific experience, qualifications, attributes and/or skills that served as the basis for the Board’s belief that these individuals would contribute in a very positive way to the operation of the Board of Trustees of Harbor Funds. These encompass a variety of factors, including, but not limited to, the individuals’ financial and investment experience, academic background, willingness to devote the time and attention needed to serve as Trustees, and past experience as Trustees of Harbor Funds, other investment companies, operating companies or other types of entities. No one factor was controlling. Trustees have been added to the Board at different times, and the qualifications sought by the Board have varied depending on the existing qualifications represented on the Board at that time. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Harbor Funds’ Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board or any individual Trustee or nominee that the person has any special expertise that would impose any greater responsibility or liability when serving as a Trustee than would exist otherwise.

Scott M. Amero. Mr. Amero retired in 2010 after a 20 year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently serves as Chairman of the Board of Trustees for Rare, a conservation non-profit, and as a Trustee for Berkshire School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014.

Joseph L. Dowling III. Mr. Dowling is the Chief Investment Officer of Brown University, where he is responsible for the University’s approximately $3.2 billion endowment. He has served on the Board of Directors at Integrated Electrical Services (IES) since 2012 and serves on the Advisory Board at Stage Point Capital since 2016. From 1998 to 2013, he served as the founder and managing member of Narragansett Asset Management, LLC, a private investment partnership located in Stamford, Connecticut. From its formation in

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1998 through 2006, Narragansett managed funds for institutions, pension funds and college endowments. After 2006, Narragansett focused on managing Mr. Dowling’s personal capital and that of a select group of strategic investors. Prior to forming Narragansett, Mr. Dowling worked at The First Boston Corporation, Tudor Investments and Oracle Partners, L.P. He has extensive experience with financial reporting and corporate finance and was elected as an Advisory Board Member in December 2016.

Robert A. Kasdin. Mr. Kasdin has served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine since 2015. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin also serves on the boards of trustees of several non-profit entities, including the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc., and on the Board of Directors of Apollo Commercial Real Estate Finance, Inc. He is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee since 2014.

Charles F. McCain. Mr. McCain has served as President and Chief Operating Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as the Funds’ Chief Compliance Officer from 2004-2017. He also has served as a Director of Harbor Services Group, Inc., the transfer agent to the Funds, since 2004, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director, Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc., the distributor and principal underwriter to the Funds, since 2004. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience.

Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel, Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management, Prudential Insurance Company of America; Co-Chief Legal Officer, Prudential Investment Management, Inc.; Chief Legal Officer, Prudential Investments LLC; and Chief Legal Officer, Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the management committee. She started her career as an attorney at Debevoise & Plimpton LLP. Ms. Quirk has extensive investment management industry and legal experience.

Ann M. Spruill. Ms. Spruill retired in 2008 after an 18 year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately owned global investment management firm. Ms. Spruill currently serves as a Trustee for the Financial Accounting Foundation, as a member of the Investment Committee and Chair of Global Equities for the Museum of Fine Arts, Boston and as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee since 2014.

How long will each Trustee serve if elected?

If elected, each Trustee will serve until he or she resigns, retires, dies or is removed from the Board as provided in the Fund’s governing documents, or until his or her successor is elected. A Trustee may be removed from the Board by a shareholder vote representing two-thirds of the outstanding shares of Harbor Funds or by majority action of the Trustees. The Board has also adopted a retirement policy which requires each Trustee to retire

6

from the Board at the end of the year in which the Trustee turns 75. If a nominee is unable to accept election, or subsequently leaves the Board before the next election, the Board may, in its discretion, select another person to fill the vacant position.

What are the backgrounds of the Trustees who are not standing for election at this Meeting?

The following table sets forth certain information about the four Trustees who are not standing for election at this Meeting. Ms. Dean and Messrs. Ball, Hack and Van Hooser have previously been elected by shareholders.

Name (Age) Position(s) with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee**	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (72) Trustee since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None
Donna J. Dean (65) Trustee since 2010	Chief Investment Officer of the Rockefeller Foundation (private foundation) (1995-Present).	30	None
Randall A. Hack (70) Trustee since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	30	None
INTERESTED TRUSTEE
David G. Van Hooser (70)* Chairman, Trustee and President since 2000	President (2002-2017), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None

* Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and the Distributor.

** As of June 30, 2017.

What are the Board’s responsibilities?

The business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to Harbor Capital Advisors, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of seven Trustees, six of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.

In connection with the increase in the number of Trustees in 2014, the Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Mr. Hack to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for Board meetings, serves as chair of meetings of the Independent Trustees and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.

7

The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust, the size and committee structure of the Board of Trustees, management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee, and the active and engaged role played by each Trustee with respect to oversight responsibilities.

The primary responsibility of the Board of Trustees is to oversee the management of the Funds for the benefit of shareholders. The Investment Company Act requires specific approval by the Board of Trustees of a number of types of arrangements, transactions and activities of the Funds. The Board also has general fiduciary and oversight responsibilities arising under the Investment Company Act and state law. In exercising their oversight responsibilities, the Trustees place special focus on matters they determine to be particularly important to Fund shareholders. This includes not only the management and performance of the Funds but also expenses borne by the Funds, strategic plans, and performance evaluations of Harbor Capital Advisors and each subadviser.

The Board considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accountants and other service providers provide regular reports to the Board on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

The Board considers the business acumen, experience, and objective thinking of Harbor Funds’ Independent Trustees to be extremely important to the Funds’ shareholders as the Independent Trustees have responsibility for overseeing the activities of Harbor Capital Advisors, the subadvisers of the Funds, and other Fund service providers. It is important that the Adviser, subadvisers and service providers to the Funds remain accountable to a group of independent, highly experienced, and qualified individuals acting solely on behalf of Fund shareholders.

The Board has an Audit Committee and Nominating Committee. All Independent Trustees (Mses. Dean and Spruill and Messrs. Amero, Ball, Hack and Kasdin) serve on the Audit Committee and Nominating Committee. Mr. Ball serves as the Chair of the Audit Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. As discussed below, the Independent Trustees will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing within a reasonable time before any meeting.

During the most recently completed fiscal year for Harbor Funds (ended October 31, 2016), the Board of Trustees held 9 meetings, the Audit Committee held 3 meetings and the Nominating Committee held 1 meeting. All of the current Trustees and Audit and Nominating Committee members then serving attended all meetings of the Board of Trustees and all Committee meetings during the Funds’ most recently completed fiscal year. In carrying out its work to identify and select potential independent Trustee candidates to serve on the Board, the Nominating Committee met as a committee 2 times during the period November 1, 2015 through December 31, 2016.

8

How might shareholders communicate with the Board?

Shareholders wishing to communicate with members of the Board of Trustees may submit a written communication directed to the attention of the Board of Trustees, Harbor Funds, c/o Secretary of the Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606.

What criteria does the Nominating Committee follow in considering candidates for the position of Independent Trustee?

The Trustees have adopted a written charter for the Nominating Committee (the “Charter”), a copy of which is included as Exhibit A to this proxy statement. As set forth in Annex A to the Charter, the Nominating Committee expects that any candidate for nomination as an Independent Trustee will have certain qualifications, which are described in Annex A to the Charter. Nonetheless, the Nominating Committee may determine that a candidate who does not have a particular type of previous experience or knowledge referred to in Annex A to the Charter should be considered as a nominee if the Nominating Committee finds that the candidate has other qualifications such that his or her qualifications, taken as a whole, demonstrate the requisite level of fitness to serve as an Independent Trustee. In addition, the Nominating Committee believes it is desirable that at least one Independent Trustee be an “audit committee financial expert,” as such term is defined by the SEC, whenever it is reasonably practicable.

The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the procedures set forth in the Charter. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to Harbor Funds Nominating Committee, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606. Any recommendation must include certain biographical and other information regarding the candidate and the candidate’s written consent to being named in the proxy statement as a nominee and to serve as a Trustee (if elected). The foregoing description is only a summary of these procedures. Please refer to Exhibit A for details.

When the Nominating Committee seeks to identify Independent Trustee candidates, it considers both individuals known to them and individuals recommended to them by others, among other methods of identifying candidates. The Nominating Committee may also, from time to time, engage the services of a third-party search firm to identify and screen suitable prospective Trustee candidates. A third-party search firm hired to identify prospective candidates recommended to the Nominating Committee both Mr. Dowling and Ms. Quirk. In evaluating nominees, the Nominating Committee considers, among other factors, the qualifications set forth in the Charter, and evaluates candidates submitted by shareholders according to the same criteria as other Independent Trustee candidates.

Do the Trustees own shares of the Funds?

All of the existing Trustees own shares of the Funds. The following table shows the Fund share ownership information for each Trustee and nominee as of December 31, 2016. Each of Mr. Dowling and Ms. Quirk, pursuant to a share ownership policy approved by the Board, would be expected to own shares of the Funds within a reasonable period of time after joining the Board.

As of May 31, 2017, the Trustees, Advisory Board Member and Officers of Harbor Funds as a group owned 2%, 2%, 2% and 7% of the outstanding shares of beneficial interest of Harbor International Small Cap Fund, Harbor Global Leaders Fund, Harbor Emerging Markets Equity Fund and Harbor Money Market Fund, respectively, and less than 1% of the outstanding shares of beneficial interest of each of the other Funds.

9

The dollar ranges of the value of shares of the Funds beneficially owned by the Trustees as of May 31, 2017 are as follows:

Name of Trustee	Dollar Range of Ownership in Each Fund[1]		Aggregate Dollar Range of Ownership in Harbor Funds
INDEPENDENT TRUSTEES
Scott M. Amero	Harbor International Fund Harbor Emerging Markets Equity Fund Harbor Commodity Real Return Strategy Fund Harbor Money Market Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Raymond J. Ball[2]	Harbor Mid Cap Growth Fund Harbor Large Cap Value Fund Harbor Small Cap Value Fund Harbor High-Yield Bond Fund Harbor Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Donna J. Dean

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Cap Growth Opportunities Fund

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor International Fund

Harbor International Growth Fund

Harbor Emerging Markets Equity Fund

Harbor Convertible Securities Fund

Harbor Bond Fund

		$50,001-$100,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000	Over $100,000
Randall A. Hack	Harbor Small Cap Growth Opportunities Fund Harbor Large Cap Value Fund Harbor International Fund Harbor Emerging Markets Equity Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Robert A. Kasdin[2]	Harbor International Growth Fund Harbor Bond Fund	Over $100,000 Over $100,000	Over $100,000
Ann M. Spruill[2]	Harbor Capital Appreciation Fund Harbor International Fund	Over $100,000 Over $100,000	Over $100,000
NEW INDEPENDENT TRUSTEE NOMINEES
Joseph L. Dowling III	None		None
Kathryn L. Quirk	None		None

10

Name of Trustee	Dollar Range of Ownership in Each Fund[1]	Aggregate Dollar Range of Ownership in Harbor Funds
INTERESTED TRUSTEE NOMINEE
Charles F. McCain[3]

Harbor Capital Appreciation Fund

Harbor Strategic Growth Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Cap Growth Opportunities Fund

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor Small Cap Value Fund

Harbor International Fund

Harbor Diversified International All Cap Fund

Harbor International Growth Fund

Harbor International Small Cap Fund

Harbor Global Leaders Fund

Harbor Emerging Markets Equity Fund

Harbor Convertible Securities Fund

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Money Market Fund

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000
INTERESTED TRUSTEE
David G. Van Hooser[3]

Harbor Capital Appreciation Fund

Harbor Strategic Growth Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Cap Growth Opportunities Fund

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor Small Cap Value Fund

Harbor International Fund

Harbor Diversified International All Cap Fund

Harbor International Growth Fund

Harbor International Small Cap Fund

Harbor Global Leaders Fund

Harbor Emerging Markets Equity Fund

Harbor Commodity Real Return Strategy Fund

Harbor Convertible Securities Fund

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Money Market Fund

Harbor Target Retirement 2020 Fund

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000
[1]	The Target Retirement Funds are offered exclusively to retirement plans sponsored by Owens Illinois, Inc. and the Adviser.
[2]

Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a participating Trustee may elect to defer his or her trustee fees. Any such deferred fees are maintained in a deferral account that is credited with income and gains and charged with losses as though the participating Trustee invested the amount deferred directly in shares of one or more Funds selected by the participating Trustee. Harbor Funds in turn invests those deferred fees directly in shares of the Funds selected by the participating Trustee so that Harbor Funds’ actual returns match the income, gains and losses attributed to the deferral account. The dollar ranges shown for each Harbor fund listed for Messrs. Ball, Kasdin and Ms. Spruill represent the value of the shares of each Fund that correspond to the value of their respective deferral accounts under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested by the participating Trustee in each of those Funds.

[3]

Under the Harbor Capital Advisors’ Non-Qualified Plan, a participant may elect to defer a portion of his or her compensation for investment in one or more of the Funds. Harbor Capital Advisors invests the full amount of that deferred compensation in the Funds selected by the participant and in turn credits the participant with the income and gains and charges the participant with losses incurred by those Funds. The dollar ranges shown for certain of the Funds listed for Messrs. Van Hooser and McCain include the value of the shares of each Fund in their respective deferral accounts in the Non-Qualified Plan.

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How are the Trustees compensated?

The Independent Trustees and Advisory Board Member are compensated by Harbor Funds for their service. The Independent Trustees and Advisory Board Member receive an annual fee for their service and are reimbursed for the travel and other expenses they incur in attending Board meetings and attending other events, such as educational seminars, that are directly related to their service. Mr. Van Hooser, who is an employee of Harbor Capital Advisors, does not receive any compensation from Harbor Funds for his service as Trustee or officer of Harbor Funds. The following table sets forth the compensation details for each Trustee and Advisory Board Member as of the Funds’ most recent fiscal year end of October 31, 2016. The Lead Independent Trustee receives an additional $30,000 annually for his service in that role. The Chair of the Audit Committee receives an additional $20,000 annually for his service in that role.

Name of Person, Position	Aggregate Compensation From Harbor Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Harbor Funds Paid to Trustees

Scott M. Amero, Trustee	$250,000	-0-	$250,000
Raymond J. Ball, Trustee[1]	$270,000	-0-	$270,000
Donna J. Dean, Trustee	$250,000	-0-	$250,000
Randall A. Hack, Trustee	$250,000	-0-	$250,000
Robert A. Kasdin, Trustee[2]	$250,000	-0-	$250,000
Ann M. Spruill, Trustee[2]	$250,000	-0-	$250,000
David G. Van Hooser, Chairman, President and Trustee	-0-	-0-	-0-
Rodger F. Smith, Trustee[3]	$280,000	-0-	$280,000
Joseph L. Dowling III, Advisory Board Member[4]	-0-	-0-	-0-

[1]

In consideration of his service as chairman of the Trust’s Audit Committee, Mr. Ball received $20,000 in addition to the compensation payable to each other Independent Trustee. During the fiscal year ended October 31, 2016, Mr. Ball elected to defer all of his compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2016, the total value of Mr. Ball’s account under that plan was $2,385,096.

[2]

During the fiscal year ended October 31, 2016, Mr. Kasdin and Ms. Spruill elected to defer all of their compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2016, the total value of Mr. Kasdin’s and Ms. Spruill’s accounts under that plan was $710,986 and $710,649, respectively.

[3]

Mr. Smith served as a Trustee for Harbor Funds from 1987 until December 31, 2016. In consideration of his service as Lead Independent Trustee, Mr. Smith received $30,000 in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2016.

[4]	Mr. Dowling was appointed as an Advisory Board Member on December 16, 2016. Therefore, he received no compensation for the fiscal year ended October 31, 2016.

Who are Harbor Funds’ Officers?

All of the officers of Harbor Funds also serve as employees of Harbor Capital Advisors. In addition to Mr. Van Hooser, who serves as Chief Executive Officer of Harbor Capital Advisors, the following table provides information with respect to the other officers of Harbor Funds. Each officer is elected annually by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. Harbor Funds does not pay the salary or other compensation of its officers.

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS WHO ARE NOT TRUSTEES
Anmarie S. Kolinski (45) Treasurer	Since 2007

Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

12

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Erik D. Ojala (42) Chief Compliance Officer; Vice President and Secretary; AML Compliance Officer	Since 2017; Since 2007; Since 2010

Executive Vice President and General Counsel (2017-Present), Secretary (2010-Present) and Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (48) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (57) Vice President	Since 2007

Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (44) Assistant Secretary	Since 2014

Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer (2017-Present), Secretary (2017-present) and Assistant Secretary (2015-2017), Harbor Services Group, Inc.; Secretary (2017-present) and Assistant Secretary (2016-2017), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014)

John M. Paral (48) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

1Each Officer is elected annually.

Officers of the Funds are “interested persons” as defined in the Investment Company Act.

As of May 31, 2017, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities issued by the Adviser, subadvisers or Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, subadvisers or Distributor. Robert Kasdin is a co-trustee of a trust which, on May 8, 2017, acquired commercial paper issued by BNP Paribas SA or an affiliate (“BNP Paribas”). As of May 15, 2017, the approximate market value of the BNP Paribas commercial paper held by the trust was $4,444,396. The commercial paper was purchased for the trust by a discretionary manager and was promptly disposed of after discovery and prior to May 31, 2017. BNP Paribas SA indirectly owns BNP Paribas Asset Management USA, Inc., subadviser to Harbor Money Market Fund. Neither Mr. Kasdin nor any member of his immediate family is a beneficiary of the trust or otherwise has any pecuniary interest in the assets held by the trust.

Kathryn Quirk, a nominee for election as a trustee, held various positions at subsidiaries of Prudential Financial Inc. (“Prudential”) from 2004 to 2012. In connection with her prior employment at Prudential, Ms. Quirk received as part of her annual compensation restricted stock and employee stock options. During the past five years, the number and aggregate value of shares of Prudential stock held by Ms. Quirk varied but sales of the securities and exercise of options in 2016 realized approximately $750,000. Ms. Quirk sold the last of her Prudential stock in 2016. Prudential is the parent holding company of Jennison Associates LLC, subadviser to Harbor Capital Appreciation Fund.

Who serves as the Funds’ Investment Adviser and Principal Underwriter?

Harbor Capital Advisors, whose executive office is located at 111 South Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and administrator to each Fund. As of March 31, 2017, Harbor Capital Advisors had approximately $72.8 billion in assets under management, which includes the assets of Harbor Funds. Harbor Funds Distributors, Inc., whose executive office is also located at 111 South Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for each Fund. Harbor Funds Distributors is a wholly-owned subsidiary of Harbor Capital Advisors.

Harbor Capital Advisors is an indirect, wholly-owned subsidiary of Robeco Groep N.V. Robeco in turn is a wholly-owned subsidiary of ORIX Corporation (“ORIX”).

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ORIX, which was established in 1964, is a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. Stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.

Robeco is headquartered in Rotterdam, The Netherlands and is the holding company for several independently operated investment managers located in The Netherlands and in the United States, including Harbor Capital Advisors. Through these independent subsidiaries, Robeco provides investment management services to a large number of segregated accounts and a range of institutional funds as well as to a variety of retail mutual funds, many of which are listed on the major European stock exchanges. In addition to Harbor Capital Advisors, Robeco owns another U.S. based investment manager, Boston Partners Global Investors, Inc., that serves as an investment adviser to several private investment funds, U.S. registered mutual funds and separate accounts.

Who serves as the Funds’ Independent Auditors?

Information related to Ernst & Young LLP, the independent auditors for Harbor Funds, is set forth in Exhibit B.

What vote is necessary to elect the nominees?

A vote of a plurality of all of the shares of Harbor Funds voted at the Meeting is sufficient to elect each nominee to the Board of Trustees of Harbor Funds. This means that the nominee receiving the greatest number of votes across all of the Funds for the seat for which he or she has been nominated will be elected to the Board. As of the date of this proxy statement, each of the nominees named in this proxy statement is the only nominee nominated for the relevant seat.

The Trustees of Harbor Funds unanimously recommend

that shareholders vote “FOR” each of the six nominees.

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PART II

PROPOSAL 2

Amendment to Fundamental Investment Restrictions

(each Fund voting separately)

Shareholders are being asked to consider changes to the Funds’ investment restrictions regarding borrowing and lending that would enable each Fund to borrow from and lend to other Funds in the Harbor Funds family (referred to as “interfund lending”). The changes would also increase uniformity in the investment restrictions across the Funds.

Background Information

The Investment Company Act requires the Funds to adopt certain fundamental investment restrictions, which must be included in the Funds’ registration statement. The Funds’ registration statement includes several such fundamental investment restrictions, two of which apply to borrowing and lending.

A vote of a majority of the outstanding voting securities of the Funds (which, under the Investment Company Act and the rules thereunder means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund) is required in order to change fundamental investment restrictions.

At this time, most of the Funds’ fundamental investment restrictions regarding borrowing and lending would not permit interfund lending. The Adviser and the Board seek to amend all of the Funds’ fundamental investment restrictions regarding borrowing and lending to make them generally consistent across the Funds, to permit interfund lending and to provide such flexibility as permitted by law and any applicable SEC exemptive relief.

The Interfund Lending Program

If shareholders approve these changes to the Funds’ fundamental investment restrictions and Harbor Capital Advisors and the Funds receive exemptive relief from the SEC, Harbor Capital Advisors would be permitted, subject to Board approval of the specific terms of the program, to establish an interfund lending program for Harbor Funds that would enable each Fund to lend money directly to, and borrow money directly from, another Fund within the Harbor Funds family for temporary purposes. The Investment Company Act generally prohibits borrowing and lending between mutual funds, but allows the SEC to grant exemptions when appropriate, in the public interest and consistent with the protection of investors. Harbor Funds recently submitted an application to the SEC requesting permission to establish an interfund borrowing and lending program among the Funds in the Harbor Funds family, which the Board and the Adviser believe to be in the best interest of the Funds and their respective shareholders.

A mutual fund may need to borrow money for various reasons, for example, to meet investor redemptions or in circumstances where cash payments for securities sold by a Fund may be delayed. Currently, the Funds are restricted to borrowing only from a bank and in certain other limited circumstances. The interfund lending program would permit a Fund to borrow money from another Fund in the Harbor Funds family at a lower interest rate than a bank would charge. Further, on any given day, a mutual fund may not be fully invested in the marketplace for various reasons, and consequently may have available cash in its portfolio. Currently, a Fund may invest such cash in short-term instruments such as repurchase agreements or commercial paper. Through the interfund lending program, a Fund would be able to lend a portion of the excess cash to another Fund within the Harbor Funds family and receive a higher rate of return than an investment in a short-term instrument would have provided.

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The proposed interfund lending program is designed so that any borrowing made through it would always be at a lower or the same interest rate as the rate on a bank loan. Similarly, all loans made through the proposed interfund lending program would receive a higher or the same rate of return that the Fund would have received by investing the cash in a short-term instrument. In the unlikely event that a bank loan interest rate is the same as the rate of return on a short-term instrument, the borrowing Fund and the lending Fund may elect to (1) engage in interfund lending, or (2) pursue the economically comparable loan or investment opportunity.

Lending programs among affiliated mutual funds are not unusual in the mutual fund industry, as the SEC and mutual fund families have recognized the benefits that this type of arrangement can provide to investors. Over approximately the last 10 years, more than 35 mutual fund families have obtained exemptive relief from the SEC to permit them to establish interfund lending programs. Over the past year alone, the SEC has granted exemptive relief to over 20 mutual fund families to establish their own interfund lending programs.

To the extent that the Funds and Harbor Capital Advisors obtain exemptive relief, the Board would review and approve the specific terms of the interfund lending program prior to its implementation. Harbor Funds’ interfund lending program would be structured to be substantially similar to other mutual fund families’ interfund lending programs in all material aspects. The program would operate in a manner designed to minimize costs and potential related risks, such as leverage risk to borrowing Funds and default risk to lending Funds, while providing substantial benefits to shareholders.

This Proposal 2 consists of two sub-proposals (Proposal 2-A and Proposal 2-B), each of which details a proposed change to a specific fundamental investment restriction. These sub-proposals are not inter-dependent. Therefore, if shareholders of any Fund do not approve the proposed amendments, such Fund’s fundamental investment restrictions with respect to borrowing and/or lending would not change and, to the extent the Funds and Harbor Capital Advisors obtain exemptive relief from the SEC, Harbor Capital Advisors would implement the interfund lending program among the Funds whose shareholders approve the amendments and/or whose existing fundamental investment restrictions already permit a Fund’s participation in the program. If a Fund’s shareholders approve amendments to either the borrowing or the lending restriction but not the other, the Fund would be permitted to engage in only the shareholder-approved activity (i.e., lending or borrowing, but not both) under the interfund lending program. To the extent either or both of the sub-proposals are approved by a Fund’s shareholders, that Fund’s registration statement, which includes its prospectus and statement of additional information, would be revised to reflect the amended fundamental investment restrictions.

PROPOSAL 2-A

To Amend Each Fund’s Fundamental Investment Restriction Regarding Borrowing

Each Fund’s shareholders are being asked to approve amendments to the Fund’s fundamental investment restriction regarding borrowing. The Funds’ current investment restrictions regarding borrowing are more restrictive than required by federal securities laws and prohibit certain borrowing activities that the securities laws would permit.

The Funds’ current fundamental investment restriction regarding borrowing is as follows:

A Fund may not borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings, and (e) with respect to Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund and Harbor Strategic Growth Fund, the Fund may borrow money from other mutual funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as financings.

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In establishing the newest Harbor Funds – Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund and Harbor Strategic Growth Fund – the Board approved updated fundamental restrictions involving borrowing and lending to enable those three Funds to engage in interfund lending, subject to receipt of an SEC exemptive order. However, shareholders are also being asked to approve changes to these fundamental investment restrictions for these three Funds for consistency with fundamental investment restrictions being proposed for all of the other Harbor Funds.

The fundamental investment restriction with respect to borrowing for Harbor Money Market Fund currently prohibits investments in reverse repurchase agreements and mortgage dollar rolls accounted for as financings. Harbor Money Market Fund shareholders are being asked to approve changes removing this restriction in order to increase consistency with the other Funds’ fundamental investment restrictions and provide increased flexibility. These changes would theoretically permit Harbor Money Market Fund to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as financings. However, Harbor Money Market Fund has no current intention to invest in such instruments. As a government money market fund, Harbor Money Market Fund is subject to additional regulations under Rule 2a-7 of the Investment Company Act that do not apply to the other Funds, including a requirement to invest at least 99.5% of its assets in U.S. government securities. Harbor Money Market Fund will continue to comply with policies and procedures at least as restrictive as those imposed by Rule 2a-7 as well as any other applicable law. The Trustees will continue to determine which permissible activities are in the best interests of Harbor Money Market Fund and its shareholders.

If a Fund’s shareholders approve Proposal 2-A, the Fund’s new fundamental investment restriction regarding borrowing would be the following:

A Fund may not borrow money, except ~~(a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings, and (e) with respect to the Harbor Diversified International All Cap Fund and Harbor International Small Cap Fund, the Fund may borrow money from other mutual funds~~ to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief ~~obtained by the Fund. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as financings~~.

The Investment Company Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose and up to 5% of its total assets from banks or other lenders for temporary purposes. A loan is deemed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

The Adviser and the Board believe that the amended fundamental investment restriction regarding borrowing, along with permission from the SEC to participate in an interfund lending program, would benefit the Funds by providing an additional source of liquidity at a lower cost than they could obtain elsewhere and greater flexibility to respond to changing market conditions. In all cases, any borrowing by a Fund under the interfund lending program would be consistent with the Fund’s investment objective, strategies, policies and restrictions.

Because it is necessary to amend this fundamental investment restriction to permit interfund lending, the Adviser and the Board believe it is prudent to take this opportunity to modernize the fundamental investment restriction regarding borrowing by giving it the flexibility to also allow for other forms of borrowing that may be permitted by law or SEC exemptive relief in the future. Amended in this way, the Funds would not need to incur the expense of soliciting shareholder approval to engage in borrowing activities that may be permitted by law or SEC exemptive relief in the future. This amended fundamental investment restriction would also be uniform across the Funds, helping to make the administration of the Funds’ restrictions more efficient.

The Board has carefully reviewed the potential benefits and costs to each Fund of borrowing under an interfund lending program and has concluded that having the ability to participate in the program would be in the best

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interests of the Fund’s shareholders. In addition to the benefits discussed above, the Board considered that borrowing Funds would incur transaction costs and would be exposed to leverage risk because their investment exposure could exceed their net assets. The Board noted, however, that interfund loans would involve minimal leverage risk because interfund loan amounts would be capped pursuant to the conditions of the exemptive relief requested from the SEC, would be subject to strict asset coverage requirements, and would serve as a supplemental source of credit for the Funds’ normal short-term borrowing and short-term cash investment activities. The Board therefore has determined that it is advisable and prudent for the Funds to have the capability to engage in interfund lending. At a Board meeting held on November 6-7, 2016, the Trustees unanimously approved the changes to the fundamental investment restriction regarding borrowing.

The Board of Trustees of Harbor Funds unanimously recommends that you vote “FOR” the approval of Proposal 2-A.

PROPOSAL 2-B

To Amend Each Fund’s Fundamental Investment Restriction Regarding Lending

Each Fund’s shareholders are being asked to approve amendments to the Fund’s fundamental investment restriction regarding lending. The Funds’ current investment restrictions regarding lending are more restrictive than required by federal securities laws and prohibit certain lending activities that the securities laws would permit.

The Funds’ current fundamental investment restriction regarding lending is as follows:

A Fund may not make loans to other persons, except (a) loans of portfolio securities, (b) to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund’s investment objectives and policies may be deemed to be loans, and (c) with respect to Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund and Harbor Strategic Growth Fund, to the extent permitted by applicable law and any exemptive relief obtained by the Fund.

Except for Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund and Harbor Strategic Growth Fund, this restriction does not permit the Funds to make loans of cash to others Funds as contemplated under an interfund lending program.

In establishing the newest Harbor Funds – Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund and Harbor Strategic Growth Fund – the Board approved updated fundamental restrictions involving borrowing and lending to enable those three Funds to engage in interfund lending, subject to receipt of an SEC exemptive order. However, shareholders are also being asked to approve changes to these fundamental investment restrictions for these three Funds for consistency with fundamental investment restrictions being proposed for all of the other Harbor Funds exclusive of Harbor Money Market Fund.

If a Fund’s shareholders approve Proposal 2-B, the Fund’s new fundamental investment restriction regarding lending would be the following:

A Fund may not make loans to other persons, except ~~(a) loans of portfolio securities, (b) to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund’s investment objectives and policies may be deemed to be loans, and (c) with respect to the Harbor Diversified International All Cap Fund and Harbor International Small Cap Fund,~~ to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief ~~obtained by the Fund~~.

The Adviser and the Board believe that the amended fundamental investment restriction regarding lending, along with permission from the SEC to participate in an interfund lending program, would benefit the Funds by providing opportunities to earn interest at a rate greater than what they otherwise could obtain by investing

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excess cash in various short-term instruments. In all cases, any lending by a Fund under an interfund lending program would be consistent with the Fund’s investment objective, strategies, policies and restrictions.

Because it is necessary to amend this fundamental investment restriction to permit interfund lending, the Adviser and the Board believe it is prudent to take this opportunity to modernize the fundamental investment restriction regarding lending by giving it the flexibility to also allow for other forms of lending that may be permitted by law or SEC exemptive relief in the future. Amended in this way, the Funds would not need to incur the expense of soliciting shareholder approval to engage in lending activities that may be permitted by law or SEC exemptive relief in the future. This amended fundamental investment restriction would also be uniform across the Funds, helping to make the administration of the Funds’ restrictions more efficient.

The Board has carefully reviewed the potential benefits and costs to each Fund of lending under an interfund lending program and has concluded that having the ability to participate in the program would be in the best interests of the Fund’s shareholders. In addition to the benefits discussed above, the Board considered that lending Funds would be exposed to the risk that a borrower may default or fail to repay loans made under an interfund lending program. The Board noted, however, that interfund loans would involve minimal default risk because interfund loan amounts would be capped pursuant to the terms of the exemptive relief requested from the SEC, would be subject to strict asset coverage requirements, and would serve as a supplemental source of credit only for the Funds’ normal short-term borrowing and short-term cash investment activities. The Board therefore has determined that it is advisable and prudent for the Funds to have the capability to engage in interfund lending. At a Board meeting held on November 6-7, 2016, the Trustees unanimously approved the changes to the fundamental investment restriction regarding lending.

The Board of Trustees of Harbor Funds unanimously recommends that you vote “FOR” the approval of Proposal 2-B.

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PART III

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

Outstanding Shares and Quorum for the Meeting

[#] shares of beneficial interest of Harbor Funds were outstanding as of the record date.

These were comprised of the following:

Harbor Fund	Number of Outstanding Shares
	INSTITUTIONAL	ADMINISTRATIVE	INVESTOR	RETIREMENT	TOTAL
Harbor Capital Appreciation Fund
Harbor Strategic Growth Fund
Harbor Mid Cap Growth Fund
Harbor Small Cap Growth Fund
Harbor Small Cap Growth Opportunities Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Value Fund
Harbor Small Cap Value Fund
Harbor International Fund
Harbor Diversified International All Cap Fund
Harbor International Growth Fund
Harbor International Small Cap Fund
Harbor Global Leaders Fund
Harbor Emerging Markets Equity Fund
Harbor Commodity Real Return Strategy Fund
Harbor Convertible Securities Fund
Harbor High-Yield Bond Fund
Harbor Bond Fund
Harbor Real Return Fund
Harbor Money Market Fund
Harbor Target Retirement Income Fund
Harbor Target Retirement 2015 Fund
Harbor Target Retirement 2020 Fund
Harbor Target Retirement 2025 Fund
Harbor Target Retirement 2030 Fund
Harbor Target Retirement 2035 Fund
Harbor Target Retirement 2040 Fund
Harbor Target Retirement 2045 Fund
Harbor Target Retirement 2050 Fund
Harbor Target Retirement 2055 Fund
TOTAL

Only shareholders of record as of the record date are entitled to notice of and to vote at the Meeting. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

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One-third of the outstanding shares of Harbor Funds that are entitled to vote will be considered a quorum for the transaction of business by Harbor Funds at the Meeting.

Ownership of Shares of Each Fund

Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of any of the Funds as of May 31, 2017 is listed in Exhibit D to this proxy statement. The dollar ranges of the Funds owned beneficially by each Trustee as of May 31, 2017 are set forth in Part I above.

Harbor Capital Advisors owns and/or has the power to vote approximately [xx%] of the outstanding shares of Harbor Funds.

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PART IV

INFORMATION ON PROXY VOTING AND THE MEETING

Who is eligible to vote?

Shareholders of record of a Fund as of the close of business on June 30, 2017 (the “record date”) are entitled to vote on all of that Fund’s business at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Shareholder Proposals

The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2017. Proposals by shareholders to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at the Funds’ offices, 111 South Wacker Drive, Chicago, Illinois 60606, at a reasonable time prior to the Trustees’ solicitation of proxies for the meeting. The submission by a shareholder of a proposal for action at the next meeting of shareholders or for inclusion in a proxy statement and action at such meeting does not guarantee that it will be included or acted upon.

Shareholder proposals are subject to requirements in the Trust’s organizational documents and to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the enclosed proxy card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any shareholder that has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a later dated superseding proxy or by submitting a notice of revocation to the secretary of Harbor Funds. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Meeting and vote in person, please call the Funds toll-free at 800-422-1050.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on such a proxy, the persons named as proxies will vote the shares represented thereby in favor of all proposals described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Harbor Funds shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Harbor Funds shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum. One-third of the shares of the Trust (all Funds combined) entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the election of

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Trustees. One-third of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the approval of amended fundamental investment restrictions for each Fund. In the event that, at the time any session of the Meeting for a Fund or for the Trust as a whole is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting with respect to that Fund or the Trust, as applicable, to a later date. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund or the Trust, as applicable, to permit further solicitation of proxies with respect to such proposal. In such a circumstance, the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

For Proposal 1, the nominees to the Board of Trustees receiving the plurality of (most) votes for that Board seat will be elected to the Board, provided that a quorum is present at the Meeting with respect to Proposal 1. As of the date of this proxy statement, each of the nominees named in this proxy statement is the only nominee nominated for the relevant seat.

For each of Proposals 2-A and 2-B, as provided under the Investment Company Act, assuming a quorum is present with respect to a Fund, each Fund’s shareholders will vote on a Fund-by-Fund basis and each of Proposals 2-A and 2-B must be approved by the lesser of the vote of (a) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may grant authority to the proxies designated to vote on Proposal 1. A properly executed proxy card or other authorization by a customer that does not specify how the shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1. Broker-dealer firms will not be permitted voting authority with respect to proxies for which no instructions have been received in connection with either of the sub-proposals in Proposal 2. A properly executed proxy card or other authorization by a customer that does not specify how the shares should be voted on Proposal 2 may be deemed an instruction to vote against the sub-proposals of Proposal 2.

If you hold shares of a Fund through a bank or other financial institution or intermediary (a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a customer that does not specify how the shares should be voted may be deemed to authorize a service agent to vote such shares in favor of the proposals. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or held by a service agent and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you may not intend. You are strongly encouraged to be sure your broker-dealer or service agent has instructions as to how your shares are to be voted.

Shares of Harbor Funds represented in person or by proxy, including shares as to which a shareholder abstains from voting, and shares held by a broker or nominee in street name as to which the broker or nominee indicates

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it does not have discretionary authority to vote, will be considered present or represented by a proxy at the Meeting but not as shares voted. Thus, abstentions and “broker non-votes” will be counted for purposes of a quorum. They will also be counted as present or represented by a proxy for purposes of calculating the shares present or represented by a proxy, and as shares outstanding, in connection with determining whether the requisite approval vote has been obtained under the respective alternative approval requirements described above for Proposal 2. Therefore, assuming the relevant quorum is present, abstentions and broker non-votes will have no effect on the outcome of voting on Proposal 1, but will have the effect of a vote against Proposal 2.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of Harbor Funds. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by Harbor Funds. Harbor Funds has engaged AST Fund Solutions, a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates AST Fund Solutions’ fees to be approximately $1.48 million. AST Fund Solutions may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. Harbor Funds intends to pay all costs associated with the proxy solicitation and the Meeting, including the costs associated with printing and mailing the proxy materials and reimbursing those brokerage firms and other financial intermediaries for their costs. These costs will be allocated among the Funds on a pro-rata basis based upon their respective number of shareholder accounts. Harbor Funds expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If Harbor Funds does not receive your proxy by a certain time you may receive a telephone call from the proxy soliciting agent asking you to vote. The Funds do not reimburse Trustees and officers of Harbor Funds, or regular employees and agents of Harbor Capital Advisors involved in the solicitation of proxies.

Voting by Harbor Capital Advisors

As of the record date Harbor Capital Advisors owns and/or has the power to vote approximately [xx]% of the aggregate outstanding shares of Harbor Funds and varying percentages of the shares of individual Funds. Harbor Capital Advisors intends to vote such shares in the same proportion (for, against, abstain) the proposals described herein as those cast by other shareholders for and against these proposals, except in the case of Funds where Harbor Capital Advisors owns 25% or more of the Fund’s outstanding shares as of the record date. In the case of Funds where Harbor Capital Advisors owns 25% or more of the Fund’s outstanding shares as of the record date, Harbor Capital Advisors intends to vote those shares in favor of each of Proposal 1 and Proposal 2 as Harbor Capital Advisors may already be deemed to control those Funds because of the size of its ownership interest. Shares of certain of the Funds are owned by the Target Retirement Funds. The Board of Trustees intends to direct that such shares will be voted by the Target Retirement Funds in proportion (for, against, abstain) the votes cast by the shareholders of these underlying Funds excluding Harbor Capital Advisors. Accordingly, Harbor Capital Advisors’ ownership of shares in the underlying Funds will not affect the voting by the Target Retirement Funds.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

July [xx], 2017

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EXHIBIT A

NOMINATING COMMITTEE CHARTER

Function

The functions of the Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of Harbor Funds (the “Trust”) are to:

Identify individuals qualified to become Board members;

◾

Recommend to the Board the nominee(s) for election or appointment as Independent Trustees (as defined below) of the Trust, whether nominated by shareholders at any shareholder meeting, special or annual, if any, or appointed by the Board without shareholder vote;

◾

Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any trustee and to make a recommendation as to the qualifications of such person to the Independent Trustees and the Board;

◾	Make recommendations to the Board regarding the size and composition of the Board; and

◾	Make recommendations as to any retirement policy for Independent Trustees.

The Committee functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder, as amended (the “1940 Act”) with respect to the selection and nomination of members of the Board. The nomination by the Committee of any person to serve on the Board as an Independent Trustee shall initially be submitted for action by the Independent Trustees and then, if approved, the entire Board. Nomination of any persons to serve on the Board other than as Independent Trustees shall be made by the Board.

The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Trust or series of the Trust (each a “Fund” and, collectively, the “Funds”) to pay the compensation of any search firm engaged by the Committee.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the “Statement of Policy on Criteria for Selecting Independent Trustees” attached hereto as Annex A.

Candidates Recommended by Shareholders

The Committee will consider Independent Trustee candidates recommended by shareholders of any Fund. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606.

Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of any Fund that is beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)).

In a case where the Trust is holding a meeting of shareholders at which trustees are to be elected, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail the proxy statement. Any such submission must also be submitted by such date and contain such other information as maybe specified in the Trust’s By-laws.

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As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria identified from time to time by the Board for service as Independent Trustee and the Trustees’ retirement policy, the Trust anticipates that the committee would favor the continuation in office or the re-nomination, as the case may be, of an existing Trustee rather than a replacement candidate proposed by shareholders. Consequently, while the Committee will consider candidates recommended by shareholders to serve as trustee, the Committee will act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee or other Independent Trustees. While it has not done so in the past, the Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Governance

The Committee shall normally be comprised of two or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the 1940 Act, of the Funds, any adviser or subadviser to a Fund, or the Funds’ principal underwriter (an ‘Independent Trustee”).

The members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified. The Board may remove members of the Committee from such committee, with or without cause. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The compensation of Committee members, if any, shall be as determined by the Board.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all members of the Board; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

The Committee is authorized to confer as it deems necessary and to seek, as a Trust or Fund expense, the help of outside advisers and officers or other employees of the Funds.

Approval of Charter

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval. This Charter and any amendments are subject to approval by the Board.

Effective November 7, 2016

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ANNEX A

Statement of Policy on Criteria for Selecting Independent Trustees

The Committee expects that any candidate for nomination as an Independent Trustee will have the following qualifications:

1.	The Candidate may not be an “Interested Person” (within the meaning of the 1940 Act) of the Funds, any adviser or subadviser to a Fund, or the Funds’ principal underwriter.

2.	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.

3.

The candidate should have demonstrated sufficient business or financial acumen, experience and ability to be capable of exercising sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

4.

The candidate should be willing to commit to develop an understanding of the Trust and the Funds and the responsibilities of an Independent Trustee of an investment company, to devote sufficient time to this role and to regularly attend and participate in meetings of the Board and the Board committees of which the candidate would be a member.

5.

The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trust and the Funds and various parties related to the Funds and to act in the interests of all shareholders.

6.

The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

7.	The candidate should have the capability to serve a number of years before reaching the Trust’s mandatory retirement age, if any, for Independent Trustees.

8.	The candidate should be willing to make a significant investment in shares of the Harbor Funds.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law. For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

The Committee may determine that a candidate who does not have a particular type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has other qualifications such that his/her qualifications, taken as a whole, demonstrate the requisite level of fitness to serves as an Independent Trustee.

It is considered desirable that at least one Independent Trustee be an “audit committee financial expert” (as such term is defined by the SEC) whenever it is reasonable practicable. Accordingly, the Committee shall give due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination in the event the Board does not have such an audit committee financial expert. It is also considered desirable that the candidate have a background in and understanding of the financial services industry.

27

EXHIBIT B

INFORMATION ABOUT THE INDEPENDENT AUDITORS

The firm of Ernst & Young LLP has been selected as independent auditors for Harbor Funds for the fiscal year ending October 31, 2017. Ernst & Young LLP, in accordance with the Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent with respect to Harbor Funds.

The independent auditors examine annual financial statements for each Fund and provide other non-audit and tax-related services to Harbor Funds. Representatives of Ernst & Young LLP are not expected to be present at the Meeting.

For purposes of the following discussion, a “Service Affiliate” is any entity controlling, controlled by, or under common control with Harbor Capital Advisors that provides ongoing services to the Funds. The table below includes fees billed by Ernst & Young LLP for the years ended October 31, 2016 and 2015.

	Fiscal Year Ended October 31, 2016			Fiscal Year Ended October 31, 2015
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$699,400	N/A	N/A	$662,588	N/A	N/A
(b) Audit-Related Fees.	$3,000[1]	$51,250[2]	N/A	$3,000[1]	$51,250[2]	N/A
(c) Tax Fees.	$492,550[3]	$8,400[4]	N/A	$320,850 [3]	$9,100[4]	N/A
(d) All Other Fees.	$19,550[5]	$2,790[6]	N/A	$16,800 [5]	$2,790[6]	N/A

1	Includes fees related to the issuance of consents for N-1A filings.
2	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
3	Includes fees related to tax compliance, including foreign tax reclaim filings.
4

Includes fees billed in connection with tax consulting services provided to Harbor Capital Advisors related to the review of tax information reported to the Funds’ shareholders and the Internal Revenue Service.

5

Includes fees billed in connection with the Funds’ subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.

6	Includes fees billed in connection with the Harbor Capital Advisors’ subscription to Ernst & Young Online, a database of accounting rules and regulations.

Pre-Approval Policies

The policy of the Funds’ Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Funds. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

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The Funds’ Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Funds.

None of the principal accountant’s fees or services rendered to the Funds, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Additional details of the Audit Committee’s policies and procedures may be found in the Audit Committee Charter, included as Exhibit C hereto.

Aggregate Non-Audit Fees

Aggregate Non-Audit Fees of the Registrant

Fiscal Year Ended October 31, 2016: $ 515,100

Fiscal Year Ended October 31, 2015: $ 340,650

Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2016: $ 62,440

Fiscal Year Ended October 31, 2015: $ 63,140

For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.

29

EXHIBIT C

AUDIT COMMITTEE CHARTER

Mission Statement

The Audit Committee is a committee of the Board of Trustees (the “Board”) of Harbor Funds (the “Trust”, each series a “Fund” and collectively the “Funds”). The Audit Committee (the “Committee”) will assist the Board in fulfilling its oversight responsibilities. The purposes of the Committee are to:

(1)	Oversee each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(2)	Oversee the quality and objectivity of the Funds’ financial statements and the independent audit of those financial statements;

(3)	Act as a liaison between the Funds’ independent accountants and the full Board.

In performing its duties, the Committee will maintain effective working relationships with the Board, management, and independent accountants. The function of the Committee is one of oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent accountant’s responsibility to plan and carry out a proper audit.

Structure and Membership

The membership of the Committee shall consist entirely of members of the Board. Each member of the Committee shall be independent as defined by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. As such, each member shall not (other than in his capacity as a member of the Board or committee of the Board):

(1)

Accept directly or indirectly any consulting, advisory, or other compensatory fee from the Trust or any subsidiary thereof (other than fees paid in his capacity as a member of the Board or committee of the Board); or

(2)	Be an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The Board shall from time to time determine whether any member of the Committee is an “Audit Committee Financial Expert” in accordance with rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. Any Committee member who has been designated as an “Audit Committee Financial Expert” shall not, as a result of such designation, have any responsibilities, duties, obligations or liabilities supplemental to those such member already has undertaken as a member of the Committee. Likewise, the presence of a designated Audit Committee Financial Expert on the Committee does not otherwise affect the responsibilities, duties, obligations or liabilities of any other member of the Committee. The designation of any member as an Audit Committee Financial Expert shall not make such person an expert for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws. The designation by the Board of any person as an Audit Committee Financial Expert is solely disclosure-based and made for purposes of complying with Section 407 of the Sarbanes-Oxley Act.

Powers and Responsibilities

The Committee shall be solely and directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit and non-audit services for the Funds. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(1)

to recommend the selection, retention or termination of independent accountants and, in connection therewith, to evaluate the independence of the accountants, including whether the accountants provide any consulting services to the investment adviser or its affiliates, and to receive the accountants’ specific representations as to their independence;

(2)	to meet with the Funds’ independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any

30

matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of said audit(s); (iii) to consider the independent accountants’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the resolution of any disagreements between the independent accountants and management regarding the Funds’ financial reporting; and (v) to review the form of opinion the independent accountants propose to render to the Board and shareholders; and.

(3)	to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent accountants;

(4)

to set and review the fees charged by the independent accountants for audit and non-audit services. The Committee is empowered, without further action by the Board, to cause the Trust to pay the fees of the independent accountants established by the Committee;

(5)

to ensure receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Funds, consistent with Independence Standards Board Standard I.

(6)

to investigate improprieties or suspected improprieties in Fund operations, including the authority to request any officer, employee or investment adviser of the Trust to meet with the Committee or any advisers engaged by the Committee; and

(7)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Procedures and Administration

(1)

Meetings. The Committee shall meet at least twice per year and is empowered to hold special meetings as circumstances require. The Committee may ask management and representatives of the service providers to attend the meetings and provide pertinent information as necessary. The Committee shall regularly meet with management and with internal accountants, if any, for the investment adviser.

(2)

Pre-approval of Services. The Committee shall pre-approve all audit, review and non-audit services (other than de minimis non-audit services as defined by the Sarbanes-Oxley Act) to be provided to the Funds by the independent accountants. The Committee shall also pre-approve all non-audit services (other than de minimis non-audit services as defined by the Sarbanes-Oxley Act) to be provided to the investment adviser to any Fund and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of a Fund. The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the Funds.

(3)

Resources. The Committee shall have the resources and authority appropriate to carry out its responsibilities. The Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisers as it deems necessary or appropriate to carry out its responsibilities. Such independent advisers may be the regular advisers to the Trust. The Committee is empowered, without further action by the Board, to cause the Trust to pay the compensation of such advisers as established by the Committee. The Committee is empowered, without further action by the Board, to cause the Trust to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(4)

Procedures for Complaints. The Committee shall implement the procedures attached hereto as Exhibit A, as may be changed from time to time, for the receipt, retention and treatment of complaints that a Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Trust officers or employees of the Trust’s service providers of concerns regarding questionable accounting or auditing matters related to the Funds.

31

(5)	Review. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Effective November 7, 2016

32

EXHIBIT A

Policy for Raising & Investigating Complaints or Concerns About Accounting or Auditing Matters

As contemplated by the Audit Committee Charter, the Audit Committee has established the following procedures for:

•	the receipt, retention and treatment of complaints received by Harbor Funds (the “Trust”) regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the Trust or the Trust’s service providers of concerns regarding questionable accounting or auditing matters.

Policy Objectives

The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation.

The Trust desires and expects that its employees, trustees, officers, advisers, subadvisers, service providers, shareholders and creditors, and others doing business with it, will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

Procedures for Raising Complaints and Concerns

Persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns by sending a letter or other writing to the Trust’s principal executive offices to the attention of Trust’s President, Treasurer or Secretary.

Complaints and concerns may be made anonymously to any of the above individuals. In addition any complaints or concerns may also be communicated anonymously directly to any member of the Audit Committee or to any of the independent Trustees of the Trust by sending a letter or other writing to the Trust’s principal executive offices to the attention of Audit Committee member or independent Trustee or by sending the communication directly to the Audit Committee member or independent Trustee.

Officers of the Trust and employees of Harbor Capital Advisors, the adviser to the Trust, may also submit any complaints and/or concerns they may have anonymously through Harbor Capital Advisors’ electronic personal trade reporting system (the “Personal Trading Assistant (PTA) system”). Reports submitted electronically through the PTA system are sent anonymously to the Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chief Compliance Officer of the Trust and to the CCO of the Adviser.

Procedures for Investigating and Resolving Complaints and Concerns

All complaints and concerns received will be forwarded to the Audit Committee of the Board of Trustees, unless they are determined to be without merit by both the President and the Treasurer of the Trust. In any event, a record of all complaints and concerns received will be provided to the Audit Committee each fiscal quarter.

The Audit Committee will evaluate any complaints or concerns received (including those reported to the Audit Committee on a quarterly basis and which the President and Treasurer have previously determined to be without merit). If the Audit Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit Committee may, in its discretion, assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.

After its evaluation of the complaint or concern, the Audit Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The Trust reserves the right to take whatever action it believes appropriate, up to and including discharge of any employee deemed to have engaged in improper conduct. If the person deemed to have engaged in the improper conduct is not an employee of the Trust, the Trust may recommend that a service provider terminate such person or direct the service provider to remove such person from any future dealings with the Trust.

Regardless of whether a complaint or concern is submitted anonymously, the Trust will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know.

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The Trust and its service providers will not penalize or retaliate against any person or entity for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false or without any reasonable basis. The Trust will not tolerate retaliation against any person or entity for submitting, or for cooperating in the investigation of, a complaint or concern. Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.

The Trust shall retain records of all complaints and concerns received, and the disposition thereof, for five years.

Effective: November 7, 2016

34

EXHIBIT D

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors known to Harbor Funds to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of May 31, 2017.

DOMESTIC EQUITY FUNDS – INSTITUTIONAL CLASS
	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value
AHS Hospital Corp Morristown, NJ	--	--	--	--	--	8%	--	--

Charles Schwab & Co Inc San Francisco, CA	16%	17%	--	10%	6%	20%	20%	15%

c/o Fascore LLC Minneapolis, MN	9%	--	--	--	--	--	--	--

Great West Trust Co TTEE FBO Overland Park, KS	--	--	--	--	8%	--	--	--

Great West Trust Co TTEE FBO Kansas City, MO	5%	--	--	--	--	--	--	--

Great West Trust Co TTEE FBO Overland Park, KS	--	--	--	9%	--	--	--	--

John Hancock Trust Company LLC Westwood, MA	--	--	9%	5%	--	11%	--	--

LPL Financial New York, NY	--	--	--	--	--	--	--	5%

MAC & CO Pittsburgh, PA	--	--	--	7%	--	--	--	--

Matrix Trust Company Phoenix, AZ	--	--	--	--	--	--	8%	--

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	--	--	25%	--	--	--	--	17%

Mid Atlantic Trust Company Pittsburgh, PA	--	--	--	14%	--	--	--	--

National Financial Service LLC Jersey City, NJ	25%	56%	15%	32%	29%	19%	31%	8%

PIMS/Prudential Retirement Iselin, NJ	--	--	8%	--	--	--	--	--

Seattle Children’s Healthcare Seattle, WA	--	--	--	--	6%	--	--	--

TD Ameritrade Inc Omaha, NE	--	19%	--	--	--	--	--	--

T Rowe Price Retirement Pl Serv Inc Owings Mills, MD	--	--	--	--	5%	--		--

Ubatco & Co Lincoln, NE	--	--	--	--	21%	--		--

Wells Fargo Clearing Services LLC Saint Louis, MO	8%	--	17%	--	--	--	5%	29%

35

DOMESTIC EQUITY FUNDS – ADMINISTRATIVE CLASS
	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value
Charles Schwab & Co Inc San Francisco, CA	17%	--	--	--	--	--	--	--

c/o Fascore LLC Greenwood Village, CO	--	--	10%	--	--	--	--	--

c/o ICMA Retirement Corporation Washington, DC	--	--	69%	--	--	--	--	--

Fifth Third Bank TTEE Cincinnati, OH	10%	--	--	--	--	--	--	--

FIIOC Chicago, IL	--	--	--	--	--	7%	13%	--

Great West Trust TTEE FBO Greenwood Village, CO	--	--	--	--	--	--	7%	--

Harbor Capital Advisors Inc Chicago, IL	--	93%	--	--	--	--	--	--

ICMA Retirement Corporation Washington, DC	--	--	12%	--	--	--	12%	--

Matrix Trust Company Phoenix, AZ	--	--	--	--		--	--	36%

Matrix Trust Company Phoenix, AZ	--	--	--	--	--	--	--	41%

National Financial Service Corp Jersey City, NJ	22%	--	6%	--	--	69%	25%	10%

PAI Trust Company Inc De Pere, WI	--	--	--	--	91%	--	--	--

PIMS/Prudential Retirement Iselin, NJ	--	--	--	--	--	--	13%	--

Taynik & Co Boston, MA	--	--	--	--	--	18%	9%	--

TD Ameritrade Inc Omaha, NE	--	7%	--	--	--	--	--	--

Vanguard Fiduciary Trust Co Malvern, PA	10%	--	--	100%	--	--	--	--

VRSCO Houston, TX	5%	--	--	--	--	--	--	--
DOMESTIC EQUITY FUNDS – INVESTOR CLASS
	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value
Charles Schwab & Co Inc San Francisco, CA	29%	--	10%	21%	67%	15%	23%	25%

Fifth Third Bank Cincinnati, OH	--	--	--	--	--	5%	--	--

Harbor Capital Advisors Inc Chicago, IL	--	52%	--	--	--	--	--	--

ING Life Insurance & Annuity Windsor, CT	--	--	--	--	--	6%	--	--

LPL Financial San Diego, CA	--	--	--	--	23%	--	--	7%

Matrix Trust Company Denver, CO	--	--	--	7%	--	6%	--	--

National Financial Service LLC Jersey City, NJ	32%	--	42%	32%	--	49%	45%	38%

Nationwide Trust Company FSB Columbus, OH	--	--	8%	31%	--	--	--	--

Individual Shareholder Brooklyn, NY	--	46%	--	--	--	--	--	--

36

Pershing LLC Jersey City, NJ	7%	--	17%	--	--	--	7%	6%

Taynik & Co Boston, MA	--	--	--	6%	--	--	--	--

Trust Company of America Englewood, CO	--	--	--	--	--	7%		8%

WTRISC Co Washington, DC	--	--	9%	--	--	--	--	--
DOMESTIC EQUITY FUNDS – RETIREMENT CLASS
	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value
Associated Trust Company Green Bay, WI	8%	--	--	--	--	--	--	--

Benefit Trust Company Overland Park, KS	--	--	--	--	--	--	26%	--

DCGT as Trustee Des Moines, IA	--	--	--	23%	--	--	--	--

Individual Shareholder Toledo, OH	--	--	--	--	--	26%	--	34%

National Financial Service LLC Jersey City, NJ	17%	96%	--	25%	--	47%	69%	44%

Omni Cart Services Inc Cleveland, OH	--	--	--	--	--	11%	--	--

Individual Shareholder Fort Myers, FL	--	--	--	--	--	--	--	19%

Research Associates Inc Cleveland, OH	--	--	--	--	--	14%	--	--

Saxon & Co Philadelphia, PA	7%	--	--	--	--	--	--	--

SEI Private Trust Company Oaks, PA	--	--	--	6%	--	--	--	--

State Street Bank & Trust Co Westwood, MA	25%	--	--	--	--	--	--	--

State Street Bank & Trust as TTEE Boston, MA	--	--	95%	--	--	--	--	--

Vanguard Fiduciary Trust Co Malvern, PA	10%	--	--	37%	90%	--	--	--
INTERNATIONAL AND GLOBAL FUNDS – INSTITUTIONAL CLASS

	International	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
Capinco Milwaukee, WI	--	--	8%	--	--	13%

Charles Schwab & Co Inc San Francisco, CA	23%	39%	9%	--	--	--

c/o Fascore LLC Greenwood Village, CO	6%	--	22%	--	--	--

Edward D Jones & Co Maryland Heights, MO	7%	--	--	--	--	--

Harbor Capital Advisors Inc Chicago, IL	--	22%	--	83%	37%	26%

Individual Shareholder Glyndon, MA	--	--	--	7%	--	--

MAC & Co Pittsburgh, PA	--	--	6%	--	--	--

MITRA & Co Milwaukee, WI	--	--	--	--	--	22%

National Financial Service LLC Jersey City, NJ	23%	14%	26%	--	9%	21%

Saxon & Co Philadelphia, PA	--	5%	--	--	--	--

37

INTERNATIONAL AND GLOBAL FUNDS – ADMINISTRATIVE CLASS
	International	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
Ascensus Trust Company Fargo, ND	--	--	8%	--	--	--

c/o Fascore LLC Minneapolis, MN	11%	--	--	--	--	--

c/o ICMA Retirement Corporation Washington, DC	25%	--	--	--	--	--

E Trade Securities LLC Rancho Cordova, CA	--	--	--	--	15%	--

E Trade Securities LLC Rancho Cordova, CA	--	--	--	--	10%	--

FIIOC Covington, KY	--	--	--	--	12%	--

Harbor Capital Advisors Inc Chicago, IL	--	99%	--	99%	46%	100%

Individual Shareholder Cleveland, OH	--	--	6%	--	--	--

Matrix Trust Company Denver, CO	--	--	--	--	8%	--

National Financial Service Corp Jersey City, NJ	18%	--	56%	--	--	--

Pershing LLC Jersey City, NJ	--	--	10%	--	--	--

TD Ameritrade Trust Company Denver, CO	--	--	16%	--	--	--
INTERNATIONAL AND GLOBAL FUNDS – INVESTOR CLASS
	International	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
Charles Schwab & Co Inc San Francisco, CA	34%	93%	29%	15%	23%	7%

Individual Shareholder Westport, CT	--	--	--	--	--	7%

Harbor Capital Advisors Inc Chicago, IL	--	6%	--	67%	6%	38%

National Financial Service LLC Jersey City, NJ	35%	--	17%	--	55%	23%

Nationwide Trust Company FSB Columbus, OH	--	--	10%	--	--	--

Pershing LLC Jersey City, NJ	8%	--	11%	--	--	--

Individual Shareholder Yorktown, VA	--	--	--	--	--	7%

TD Ameritrade Inc Omaha, NE	--	--	11%	11%	7%

Vanguard Brokerage Services Malvern, PA	--	--	6%	--	--	--

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INTERNATIONAL AND GLOBAL FUNDS – RETIREMENT CLASS
	International	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
c/o Nixon Peabody LLP Boston, MA	--	13%	--	--	--	--

c/o State Street Bank & Trust Oak, PA	--	11%	--	--	--	--

EGAP & Co Burlington, VT	--	25%	--	--	--	--

Individual Shareholder Bangor, ME	--	7%	--	--	--	--

Individual Shareholder Toledo, OH	--	--	6%	--	--	--

National Financial Service LLC Jersey City, NJ	21%	8%	75%	95%	60%	99%

Individual Shareholder Fort Myers, FL	--	--	--	--	37%	--

State Street Bank & Trust Co Westwood, MA	24%	--	--	--	--	--

US Bank Milwaukee, WI	--	35%	--	--	--	--

Wells Fargo Bank NA Minneapolis, MN	--	--	19%	--	--	--
STRATEGIC MARKETS FUNDS – INSTITUTIONAL CLASS
	Commodity Real Return Strategy
Charles Schwab & Co Inc San Francisco, CA	19%
National Financial Service LLC Jersey City, NJ	20%
Pershing LLC Jersey City, NJ	29%
Vanguard Brokerage Services Malvern, PA	8%
STRATEGIC MARKETS FUNDS – ADMINISTRATIVE CLASS
	Commodity Real Return Strategy
Ascensus Trust Company Fargo, ND	15%
Charles Schwab & Co Inc San Francisco, CA	29%
National Financial Service LLC Jersey City, NJ	9%
Pershing LLC Jersey City, NJ	31%
Vanguard Brokerage Services Malvern, PA	7%
FIXED INCOME FUNDS – INSTITUTIONAL CLASS
	Convertible Securities
		High-Yield Bond	Bond		Real Return	Money Market
National Financial Service LLC Jersey City, NJ	10%	13%	16%		16%	--
Hofstra University Hempstead, NY	5%	--	--		--	--
Pershing LLC Jersey City, NJ	--	--	6%		28%	--
Wells Fargo Clearing Services LLC Saint Louis, MO	--	7%	--		--	--
MAC & Co Pittsburgh, PA	--	--	6%		--	--
Stafe & Co Newark, DE	60%	53%	--		--	--
Harbor Capital Advisors Inc Chicago, IL	--	--	--		--	8%

Harbor Services Group Inc Chicago, IL	--	--	--		--	13%
John Hancock Trust Company LLC Westwood, MA	--	--		--	--	12%
Charles Schwab & Co Inc San Francisco, CA	17%	7%		28%	14%	--

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FIXED INCOME FUNDS – ADMINISTRATIVE CLASS
	Convertible Securities
		High-Yield Bond	Bond	Real Return	Money Market
National Financial Service Corp Jersey City, NJ	--	--	41%	52%	--
Individual Shareholder St Louis, MO	--	5%	--	--	--
Pershing LLC Jersey City, NJ	17%	--	--	25%	--
Vanguard Brokerage Services Malvern, PA	--	--	--	7%	--
Saxon & Co Philadelphia, PA	--	--	5%	--	--
Counsel Trust DBA MATC Pittsburgh, PA	--	--	--	--	11%
NTC & Co Denver, CO	11%	--	--	5%	--
Morgan Stanley Smith Barney Jersey City, NJ	--	10%	--	--	--
Mid Atlantic Trust Company Pittsburgh, PA	--	--	--	--	21%
Harbor Capital Advisors Inc Chicago, IL	72%	--	--	--	--
Ascensus Trust Company Fargo, ND	--	--	5%	--	--
Reliance Trust Company Chicago, IL	--	67%	--	--	--
VRSCO Houston, TX	--	5%	--	--	--
Trust Company of America Centennial, CO	--	--	--	--	63%
Charles Schwab & Co Inc San Francisco, CA	--	--	18%	--	--
FIXED INCOME FUNDS – INVESTOR CLASS
	Convertible Securities		High-Yield Bond
National Financial Service LLC Jersey City, NJ	28%			49%
Pershing LLC Jersey City, NJ	15%			6%
Harbor Capital Advisors Inc Chicago, IL	16%			--
Charles Schwab & Co Inc San Francisco, CA	35%			37%
FIXED INCOME FUNDS – RETIREMENT CLASS
	Convertible Securities		High-Yield Bond
National Financial Service LLC Jersey City, NJ	38%			13%
Shenkman Capital Management Inc New York, NY	62%			--
Mercer Trust Company TTEE FBO Norwood, MA	--			75%
Individual Shareholder Chicago, IL	--			5%

40

TARGET RETIREMENT FUNDS – INSTITUTIONAL CLASS
	Income	2015	2020	2025	2030	2035	3040	2045	2050	2055
John Hancock Trust Company LLC Westwood, MA	98%	98%	99%	98%	95%	93%	97%	76%	94%	85%
National Financial Service LLC Jersey City, NJ	--	--	--	--	--	6%	--	23%	6%	12%
TARGET RETIREMENT FUNDS – ADMINISTRATIVE CLASS
	Income	2015	2020	2025	2030	2035	3040	2045	2050	2055
Harbor Capital Advisors Inc Chicago, IL	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
TARGET RETIREMENT FUNDS – INVESTOR CLASS
	Income	2015	2020	2025	2030	2035	3040	2045	2050	2055
Harbor Capital Advisors Inc Chicago, IL	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

41

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

HARBOR FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 22, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints David G. Van Hooser, Anmarie S. Kolinski, Erik D. Ojala, and Danielle A. Bergandine or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above-mentioned fund, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at its offices at 111 South Wacker Drive, Chicago, Illinois 60606, at 10:00 a.m. Central Time (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 732-3612. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 22, 2017. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://www.proxyonline.com/docs/HarborFunds2017.pdf

HARBOR FUNDS	PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposals. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE HARBOR FUNDS WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example:

PROPOSALS:
1.	Election of six Trustees to the Board of Trustees of Harbor Funds.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1A.	Scott M. Amero	O	O	O
1B.	Joseph L. Dowling III
1C.	Robert A. Kasdin
1D.	Charles F. McCain
1E.	Kathryn L. Quirk
1F.	Ann M. Spruill

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

		FOR	AGAINST	ABSTAIN
2A.	Amendment of each Fund’s fundamental investment restriction regarding borrowing.	O	O	O

2B.	Amendment of each Fund’s fundamental investment restriction regarding lending.	O	O	O

3.	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR CASTING YOUR VOTE